EXHIBIT 99.2

                                MISSION BANCORP


                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Quarterly Report of Form of 10-QSB of Mission Bancorp (the "Company") for the period ended June 30, 2002, I, Craig Swenson, CFO, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. This Periodic Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)); and
     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August  16,  2002             /s/  Craig  Swenson
                                      -------------------
                                      Craig Swenson, CFO
                                      Mission Bancorp